UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2011
FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23975	42-1556195

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618, Buffalo, NY	14210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 819-5500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On December 1, 2011, First Niagara Financial Group, Inc. (the “Company”) participated in the J.P. Morgan SMid Cap Conference. The electronic presentation slides used in its discussions are included in this report as Exhibit 99.1 and are furnished herewith, and shall not be deemed “filed” for any purpose. The electronic presentation slides are also available on the investor relations tab of the Company’s website at www.firstniagara.com.

Item 9.01	Financial Statements and Exhibits
(a) Exhibits.

Exhibit No.	Description

99.1	Electronic presentation slides.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.
DATE: December 1, 2011	By:	/s/ GREGORY W. NORWOOD
Gregory W. Norwood
Chief Financial Officer (Duly authorized representative)